UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	October 28, 2004

Brush Engineered Materials Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Ohio	001-15885	34-1919973
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

17876 St. Clair Avenue, Cleveland, Ohio		44110
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	216-486-4200

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02. Results of Operations and Financial Condition.

On October 28, 2004, Brush Engineered Materials Inc. issued a press release announcing its third quarter 2004 results. The press release is attached hereto as Exhibit 99.1.

The press release issued October 28, 2004 is furnished herewith as Exhibit No. 99.1 to this Report, and shall not be deemed filed for the purposes of Section 18 of the Exchange Act.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits

The following exhibit is included herewith:

99.1 Press release, dated October 28, 2004, issued by Brush Engineered
Materials Inc.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Brush Engineered Materials Inc.

October 28, 2004	By:	Michael C. Hasychak

Name: Michael C. Hasychak
Title: Vice President, Treasurer and Secretary

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Exhibit Index

Exhibit No.	Description

99.1	Press release, dated October 28, 2004